Exhibit 99.1

[LOGO]

This presentation contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include statements about BioSante’s plans, objectives, expectations and intentions with respect to future operations and products, future market acceptance, size and potential of LibiGel and other statements identified by words such as “will,” “potential,” “could,” “would,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause BioSante’s actual results to be materially different than those expressed in or implied by BioSante’s forward-looking statements. For BioSante, particular uncertainties and risks include, among others, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance; the marketing success of BioSante’s licensees or sublicensees; the success of clinical testing; and BioSante’s need for and ability to obtain additional financing. More detailed information on these and additional factors that could affect BioSante’s actual results are described in BioSante’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. All forward-looking statements in this presentation speak only as of the date of this presentation. BioSante undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

BioSante Investment Highlights Specialty pharmaceutical company focused on developing products for female sexual health and oncology Products Elestrin™: FDA approved product for hot flashes LibiGel®: In Phase III for female sexual dysfunction, a potential blockbuster indication Deep late stage product portfolio Cancer immunotherapies People Experienced management team Proven ability to execute Product development FDA expertise Licensing and M&A expertise

LibiGel® (testosterone gel) The Pill Plus™ (birth control with androgen) Bio-T-Gel™ (testosterone gel) Elestrin™ (estradiol gel) Early Human Clinical Late Human Clinical FDA approval/ Licensees Pre- Clinical Product BioSante’s Product Portfolio Azur Pharma Non-partnered Teva Pantarhei for oral use Non-partnered for TD use Cancer Immunotherapies (Vaccines) Johns Hopkins Female Sexual Dysfunction (FSD) Male Hypogonadism Contraception Menopausal symptoms Indication Various Cancers

 Indication: Hypoactive Sexual Desire Disorder (HSDD) in menopausal women Symptoms: Lack of sexual desire and low sexual activity Status: Two Phase III efficacy trials ongoing 500 women each Six months on therapy Both trials covered by an FDA SPA One cardiovascular safety study ongoing Over 2,750 women randomized to date 2,700 women-years of exposure Cardiovascular and general safety shown Twelve months on therapy to submit NDA LibiGel® (testosterone gel for women)

LibiGel® Efficacy Trials & SPA LibiGel efficacy trials Six month, randomized, double-blind, placebo-controlled trials Co-primary endpoints: increase in total number of satisfying sexual events, and change in the mean desire Secondary endpoint: decrease in distress associated with low desire The SPA affirms that the LibiGel Phase III clinical plan is acceptable to support regulatory approval, including: Clinical trial design Clinical endpoints Sample size Planned conduct Statistical analyses An FDA Advisory Committee on June 18, 2010 stated that HSDD is a significant medical condition for women

 Study Design 3 month Phase II 300 mcg/day N=46 SM 6 month Phase III 300 mcg/day N=562 SM 6 month Phase III 300 mcg/day N=533 SM % increase in sexual events from baseline 238%* 74%* 51%* # increase active v. placebo 5.0 v. 1.6* 2.13 v. 0.98* 1.56 v. 0.73* Application site reactions rare ~ 30% ~ 30% *Statistically significant versus baseline and placebo, respectively; SM = surgically menopausal Comparative Results of LibiGel® and Intrinsa BioSante/ LibiGel® P&G/ Intrinsa P&G/ Intrinsa

LibiGel® vs. Intrinsa® Mean Change From Baseline in 4-Week Satisfying Sexual Event Rate 1.1 2.1 Mean Change From Baseline p<0.05 3.4 * p<0.0001 versus baseline 5.0 * 1.6 3.9 2.6 Estrogen-treated SM women Month 1 Month 2 Month 3 Month 6 1.0 p<0.0003 0 1 2 3 4 5 Placebo LibiGel 300 mcg/d Intrinsa Placebo Intrinsa 300 mcg/d

LibiGel Safety Study Primary safety outcome: the combined incidence of predefined CV events comprised of: CV death Nonfatal stroke Nonfatal myocardial infarction Hospitalized unstable angina Coronary revascularization Venous thromboembolic events (DVTs) Only 14 adjudicated CV events to date: a rate of approximately 0.52%; lower than 2% predicted Only eight (8) breast cancers reported to date: a rate of 0.30%; 0.35% predicted Independent DMC four unblinded reviews conducted study continues as per protocol, with no modifications Last review October 22, 2010; next review mid-Q1 2011

Potential Market for LibiGel® In 2009, over 4.0 million testosterone Rxs written off-label for treatment of Female Sexual Dysfunction (FSD) Among surveyed physicians: Greater than 80% indicate there is a need (or great need) for an FDA-approved therapy 96% of patients will be switched from off-label use to LibiGel The average GYN hears 37 FSD inquiries per month Market potential for FSD is more than $2.0 billion 43% of women (18-59) experience some degree of FSD (JAMA) 31% experience low sexual desire specifically 31% of men experience sexual dysfunction 43% of women (57-85) experience low desire (NEJM) LibiGel is patented until mid-2022

Unmet Medical Need—Patient Inquiries Market research showed that sexual dysfunction is one of the most common complaints in gynecologist offices. Average Inquiries = 37 The frequency of inquiries related to female sexual dysfunction potentially could increase with a first-approved drug like LibiGel on the market. N=101 Source: Results of Campbell Alliance primary research surveys/interviews with 101 physicians. March 2010 to April 2010.

ADIS, Companies’ websites Pre-Menopausal Women Menopausal Women There is limited competition in the US HSDD market: only LibiGel is in active late-stage development HSDD Competitive Landscape Intrinsa-WCRX Not in active development Flibanserin-Boehringer Ingelheim *Negative FDA Advisory Committee vote June 18, 2010; development discontinued LibiGel – BioSante

BioSante Cancer Vaccines A portfolio of cancer vaccines in Phase II clinical trials, at minimal cost to BioSante Johns Hopkins Sidney Kimmel Comprehensive Cancer Center Dana-Farber Cancer Institute Several cancer types are being studied: Leukemia Chronic Myeloid Leukemia (CML) Acute Myeloid Leukemia (AML) Pancreatic cancer Breast cancer Multiple myeloma Prostate (to begin in H1) Four FDA Orphan Drug designations: Vaccine to treat pancreatic cancer Vaccine to treat acute myeloid leukemia Vaccine to treat chronic myeloid leukemia Vaccine to treat melanoma

LibiGel® (testosterone gel) The Pill Plus™ (birth control with androgen) Bio-T-Gel™ (testosterone gel) Elestrin™ (estradiol gel) Early Human Clinical Late Human Clinical FDA approval/Licensees Pre-Clinical Product BioSante’s Product Portfolio Azur Pharma Non-partnered Teva Pantarhei for oral use Non-partnered for TD use Cancer Immunotherapies (Vaccines) Johns Hopkins Female Sexual Dysfunction (FSD) Male Hypogonadism Contraception Menopausal symptoms Indication Various Cancers

BioSante Pharmaceuticals, Inc. Corporate Summary

Capitalization and Cash (January 4, 2011) NASDAQ BPAX Common stock outstanding 81.4 million Warrants 19.4 million Options 5.7 million Fully diluted shares 106.5 million Cash Approx. $39 million Burn Rate ~$3.5-$4.0 million/month 16

17

Planned Milestones

• **LibiGel®**	
➢ Three Phase III studies	Ongoing
• Independent DMC 5th safety review	Q1 2011
• Submit NDA	2011
• Launch LibiGel	2012
• **The Pill Plus™**	
➢ Report additional Phase II results - oral use	2011
• **Bio-T-Gel™**	
➢ Submit to FDA for approval: Teva	Q1 2011
• **GVAX Cancer Vaccines**	Ongoing
➢ Multiple Phase II trials	
➢ Four orphan drug designations	

BioSante Pharmaceuticals